Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Vitamin Shoppe, Inc. (the “Company”) for the quarter ended September 26, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brenda Galgano, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Vitamin Shoppe, Inc.

Date: November 4, 2015

/s/ Brenda Galgano
Brenda Galgano
EVP and Chief Financial Officer
(Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed and shall not be deemed filed as part of this Report or otherwise.